NFO WORLDWIDE, INC.
                               Two Pickwick Plaza
                                    Suite 400
                          Greenwich, Connecticut 06830


                                                               November 17, 1998

Infratest Burke Aktiengesellschaft Holding
Landsberger Strasse 338
D-80687 Munich
Germany
Attention: Hartmut Kiock

Equita Beteiligungen KGAA
Dr. Hartmut Kiock
Mr. Werner Hampf
Dr. Lena-Renata Ernst
c/o Hoenig Rechtsanwaelte
Maximilianstrasse 14
80539 Munchen
Germany

Ladies and Gentlemen:

         Reference is made to that certain Stock Purchase Agreement (the "Purchase Agreement") by and among NFO Europe (Deutschland) GmbH & Co. KG (the "Buyer"), NFO Worldwide, Inc. and all of the stockholders of Infratest (the "Sellers") which provides for, among other things, the sale of all of the outstanding capital stock of Infratest Burke Aktiengesellschaft Holding to the Buyer on the terms and conditions specified therein. Capitalized terms used in this letter without definition shall have the meanings ascribed to them in the Purchase Agreement.

         By its terms, the Purchase Agreement will terminate on November 17, 1998 (the "Termination Date") if the Buyer has not paid the Purchase Price to the Sellers by such time. The parties hereto agree to extend the Termination Date from November 17, 1998 to November 23, 1998. Accordingly, the parties hereto agree that the reference to November 17, 1998 in Section 12.1(g) of the Purchase Agreement shall instead be deemed to be to November 23, 1998. In addition, the parties agree to schedule the Closing no later than November 23, 1998 in accordance with Section 2 of the Purchase Agreement.

                                            Sincerely,

                                            NFO WORLDWIDE, INC.


                                            By: /s/ William E. Lipner
                                            -------------------------
                                            Chairman--CEO

ACCEPTED:

INFRATEST BURKE AKTIENGESELLSCHAFT HOLDING


By: /s/ Hartmut Kiock  /s/ Werner Hampf                /s/ Hartmut Kiock
------------------------------------------             ---------------------
            CEO                CFO

                                                       /s/ Werner Hampf
                                                       ---------------------

EQUITA BETEILIGUNGEN KGAA


By: /s/ Werner Quillman  /s/ Wolfgang Baum             /s/ Lena-Renate Ernst
------------------------------------------             ---------------------
           Director            Director